UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2011

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 . Results of Operations and Financial Condition .

On October 18, 2011, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s third quarter financial results for the financial period ended September 25, 2011. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits .

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits . The following exhibit is being furnished herewith:

(99.1) Press Release of Harley-Davidson, Inc., dated October 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: October 18, 2011	By:	/s/ Paul J. Jones
Paul J. Jones
Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K

Dated October 18, 2011

Exhibit Number

(99.1)	Press Release of Harley-Davidson, Inc., dated October 18, 2011.

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